                               POWER OF ATTORNEY


     I John D. Richardson, Director of The Manufacturers Life Insurance Company of America (the "Company"), do hereby constitute and appoint James Gallagher, Donald Guloien, Denis Turner, John Vrysen or Douglas Myers, or any of them, my true and lawful attorneys to sign or execute (i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for me, in my name, in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for me, in my name, and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney. This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts.


SIGNATURE                          TITLE               DATE


/s/ John D. Richardson             Director            February 14, 2000
--------------------------
John D. Richardson

                               POWER OF ATTORNEY

     I James D. Gallagher, Director of The Manufacturers Life Insurance Company of America (the "Company"), do hereby constitute and appoint John Richardson, Donald Guloien, Denis Turner, John Vrysen or Douglas Myers, or any of them, my true and lawful attorneys to sign or execute (i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for me, in my name, in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for me, in my name, and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney. This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts.



SIGNATURE                             TITLE               DATE
---------                             -----               ----
/s/ James D. Gallagher               Director             February 11, 2000
----------------------                                    -----------------
James D. Gallagher

                               POWER OF ATTORNEY

     I, Donald A. Guloien, Director of The Manufacturers Life Insurance Company of America (the "Company"), do hereby constitute and appoint John Richardson, James Gallagher, Denis Turner, John Vrysen or Douglas Myers, or any of them, my true and lawful attorneys to sign or execute (i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for me, in my name, in the capacities indicated below, which said attorney, may deem necessary to advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for me, in may name, and in the capacities indicated below,(i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney. This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts.

SIGNATURE                TITLE                   DATE
---------                -----                   ----
/s/ Donald A. Guloien   Director                 February 14, 2000
---------------------
Donald A. Guloien

                               POWER OF ATTORNEY

     I, Theodore Kilkuskie, Jr., Director of The Manufacturers Life Insurance Company of America (the "Company"), do hereby constitute and appoint John Richardson, Donald Guloien, James Gallagher, Denis Turner, John Vrysen or Douglas Myers, or any of them, my true and lawful attorneys to sign or execute
(i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for me, in my name, in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for me, in my name, and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney. This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts.


SIGNATURE                     TITLE               DATE
---------                     -----               ----


/s/ Theodore Kilkuskie, Jr.   Director            February 14, 2000
---------------------------                       -----------------
Theodore Kilkuskie, Jr.

                               POWER OF ATTORNEY

     I, James P. O'Malley, Director of The Manufacturers Life Insurance Company of America (the "Company"), do hereby constitute and appoint John Richardson, Donald Guloien, James Gallagher, Denis Turner, John Vrysen or Douglas Myers, or any of them, my true and lawful attorneys to sign or execute (i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for me, in my name, in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for me, in my name, and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney. This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts.

SIGNATURE                       TITLE                 DATE


/s/ James P. O'Malley           Director              February 14, 2000
---------------------
    James P. O'Malley

                               POWER OF ATTORNEY

     I, Joseph J. Pietroski, Director of The Manufacturers Life Insurance Company of America (the "Company"), do hereby constitute and appoint John Richardson, Donald Guloien, James Gallagher, Denis Turner, John Vrysen or Douglas Myers, or any of them, my true and lawful attorneys to sign or execute
(i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for me, in my name, in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for me, in my name, and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney. This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts.



SIGNATURE                          TITLE                DATE
---------                          -----                ----
/s/ Joseph J. Pietroski           Director              February 14, 2000
-----------------------                                 -----------------
Joseph J. Pietroski

                               POWER OF ATTORNEY

     I, Sandra M. Cotter, Director of The Manufacturers Life Insurance
Company of America (the "Company"), do hereby constitute and appoint John Richardson, Donald Guloien, James Gallagher, Denis Turner, John Vrysen or Douglas Myers, or any of them, my true and lawful attorneys to sign or execute
(i) registration statements and reports and other filings to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act") and (ii) reports and other filings to be filed with the SEC (or any other regulatory entity) pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and to do any and all acts and things and to sign or execute any and all instruments for me, in my name, in the capacities indicated below, which said attorney, may deem necessary or advisable to enable the Company to comply with the 1933 Act, the 1940 Act and the 1934 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, reports and filings made under the 1933 Act, the 1940 Act and the 1934 Act, including specifically, but without limitation, power and authority to sign or execute for me, in my name, and in the capacities indicated below, (i) any and all amendments (including post-effective amendments) to such registration statements and (ii) Form 10-Ks and Form 10-Qs filed under the 1934 Act; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney. This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts.


SIGNATURE                     TITLE               DATE
---------                     -----               ----



/s/ Sandra M. Cotter          Director            February 16, 2000
---------------------------                       -----------------
Sandra M. Cotter